UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2026

SADOT GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39223	47-2555533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300, Burleson, Texas 76028

(Address of principal executive offices) (Zip Code)

(832) 604-9568

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 22, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Sadot Group Inc. (the “Company”) approved the dismissal of Kreit & Chiu CPA LLP (“Kreit & Chiu”) as the Company’s independent registered public accounting firm, effective immediately, and the Company notified Kreit & Chiu of its dismissal on that date. Kreit & Chiu had served as the Company’s independent registered public accounting firm since 2021. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2026, the Company’s stockholders did not ratify the appointment of Kreit & Chiu as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 at the Company’s 2026 Annual Meeting of Stockholders held on September 10, 2026.

The reports of Kreit & Chiu on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2025 contained an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period from January 1, 2026 through September 22, 2026, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Kreit & Chiu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kreit & Chiu, would have caused Kreit & Chiu to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period from January 1, 2026 through September 22, 2026, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting described below. As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in Part I, Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026, management identified a material weakness in the Company’s internal control over financial reporting as of December 31, 2025 arising from insufficient staffing and limited financial and accounting resources. This resource constraint resulted in inadequate segregation of duties, insufficient review and oversight of complex accounting matters, and challenges in the timely preparation and review of financial information. As of the date of this Current Report on Form 8-K, the material weakness has not been fully remediated. The Audit Committee discussed the subject matter of the material weakness with Kreit & Chiu, and the Company has authorized Kreit & Chiu to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the material weakness.

The Company provided Kreit & Chiu with a copy of the disclosures made in this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Kreit & Chiu furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter from Kreit & Chiu, dated September 25, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On September 22, 2026, the Audit Committee approved the engagement of CT International LLP (“CT International”) as the Company’s new independent registered public accounting firm, and the Company executed an engagement letter with CT International on that date, pursuant to which CT International will audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2026 and review the Company’s unaudited condensed consolidated financial statements for the quarterly period ending September 30, 2026.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period from January 1, 2026 through September 22, 2026, neither the Company nor anyone acting on its behalf consulted with CT International regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that CT International concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Kreit & Chiu CPA LLP to the Securities and Exchange Commission, dated September 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADOT GROUP INC.

Date: September 25, 2026	By: /s/ Michael D. Murray
Name: Michael D. Murray
Title: Chief Executive Officer and Interim Chief Financial Officer

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